UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2014

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On August 1, 2014, P.T. Mulva, the Corporation’s Vice President and Controller (principal accounting officer), announced his intention to retire effective September 1, 2014.

(c)         On August 6, 2014, the Corporation issued a press release publicly announcing that the Board had elected D. S. Rosenthal to become Vice President and Controller (principal accounting officer) of the Corporation effective September 1, 2014.  The Board action was taken on July 30.  Mr. Rosenthal, age 58, has previously served as Vice President - Investor Relations and Secretary of the Corporation for more than the past five years.  Mr. Rosenthal, like other executive officers of the Corporation, does not have an employment contract.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: August 6, 2014	By:	/s/ Patrick T. Mulva
---------------------------------------------
		Name:	Patrick T. Mulva
		Title:	Vice President, Controller and
Principal Accounting Officer